                                                                   Exhibit 16(a)

EXHIBIT 16 (a) FOR THE BENCHMARK FUNDS (BALANCED PORTFOLIO)
----------------------------------------------------------

SEC 30-DAY YIELD  - Period ending November 30, 1993
---------------------------------------------------

     Formula:  YIELD  =  2*[((a-b)/(c*d)+1) 6-1]

     Where:    a   =   dividends and interest earned during the period
               b   =   expenses accrued for the period (net of reimbursements)
               c   =   the average daily number of units outstanding during
                       November 1, 1993 through November 30, 1993
               d   =   the maximum offering price per unit on November 30, 1993

     For the 30 day period ending November 30, 1993, these variables were as follows for the Balanced Portfolio:

                                            a   =      48,041.94
                                            b   =       8,035.98
                                            c   =   1,557,090.01
                                            d   =          10.22

                  Thus, the 30-Day Yield computed to              3.04%
                                                                  =====

EXHIBIT 16 (a) FOR THE BENCHMARK FUNDS (BALANCED PORTFOLIO)
-----------------------------------------------------------
SEC 30-DAY YIELD (assuming no fee waivers) - Period ending November 30, 1993
----------------------------------------------------------------------------

     Formula:  YIELD  =  2*[((a-b)/(c*d)+1) 6-1]

     Where:    a   =   dividends and interest earned during the period
               b   =   expenses accrued for the period
               c   =   the average daily number of units outstanding during
                       November 1, 1993 through November 30, 1993
               d   =   the maximum offering price per unit on November 30, 1993

     For the 30 day period ending November 30, 1993, these variables were as follows for the Balanced Portfolio:

                                            a   =      48,041.94
                                            b   =      21,074.98
                                            c   =   1,557,090.01
                                            d   =          10.22

                  Thus, the 30-Day Yield computed to              2.04%
                                                                  =====

EXHIBIT 16 (e) FOR THE BENCHMARK FUNDS (SMALL COMPANY INDEX PORTFOLIO)
----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
---------------------------
Period January 11, 1993 (Inception) to November 30, 1993
--------------------------------------------------------

     Formula:  T    =   (ERV/P) 1/n - 1

     Where:    P    =   a hypothetical initial investment of $1,000 made on
                        January 11, 1993 (commencement date)
               T    =   Average annual total return
               n    =   Number of years
               ERV  =   Ending Redeemable Value of a hypothetical $1,000
                        payment made at the beginning of the period

     For the period ending November 30, 1993, these variables were as follows for the Small Company Index Portfolio:

                             P               =   $1,000.00

                             n     =   324   =    0.887671
                                       ---
                                       365

                             ERV             =   $1,140.91

     AVERAGE ANNUAL TOTAL RETURN             =       16.01%
                                                 =========

EXHIBIT 16 (e) FOR THE BENCHMARK FUNDS (SMALL COMPANY INDEX PORTFOLIO)
----------------------------------------------------------------------
AGGREGATE TOTAL RETURN
----------------------
Period January 11, 1993 (Inception) to November 30, 1993
--------------------------------------------------------

     Formula:  T    =   (ERV/P) - 1

     Where:    P    =   a hypothetical initial investment of $1,000 made on
                        January 11, 1993 (commencement date)
               T    =   Average annual total return
               ERV  =   Ending Redeemable Value of a hypothetical $1,000
                        payment made at the beginning of the period

     For the period ending November 30, 1993, these variables were as follows for the Small Company Index Portfolio:

                                       P     =   $1,000.00
                                       ERV   =   $1,140,91
     AGGREGATE TOTAL RETURN                  =       14.09%
                                                 =========

EXHIBIT 16 (d) FOR THE BENCHMARK FUNDS (FOCUSED GROWTH PORTFOLIO)
-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
---------------------------
Period July 1, 1993 (Inception) to November 30, 1993
----------------------------------------------------

     Formula:  T    =   (ERV/P) 1/n - 1

     Where:    P    =   a hypothetical initial investment of $1,000 made on
                        July 1, 1993 (commencement date)
               T    =   Average annual total return
               n    =   Number of years
               ERV  =   Ending Redeemable Value of a hypothetical $1,000
                        payment made at the beginning of the period

     For the period ending November 30, 1993, these variables were as follows for the Focused Growth Portfolio:

                             P               =   $1,000.00

                             n     =   153   =    0.419178
                                       ---
                                       365

                             ERV             =   $1,043.30

     AVERAGE ANNUAL TOTAL RETURN             =       10.64%
                                                 =========

EXHIBIT 16 (d) FOR THE BENCHMARK FUNDS (FOCUSED GROWTH PORTFOLIO)
-----------------------------------------------------------------
AGGREGATE TOTAL RETURN
----------------------
Period July 1, 1993 (Inception) to November 30, 1993
----------------------------------------------------

     Formula:  T    =   (ERV/P) - 1

     Where:    P    =   a hypothetical initial investment of $1,000 made on
                        July 1, 1993 (commencement date)
               T    =   Average annual total return
               ERV  =   Ending Redeemable Value of a hypothetical $1,000
                        payment made at the beginning of the period

     For the period ending November 30, 1993, these variables were as follows for the Focused Growth Portfolio:

                             P               =   $1,000.00

                             ERV             =   $1,043.30

     AGGREGATE TOTAL RETURN                  =        4.33%
                                                 =========

EXHIBIT 16 (c) FOR THE BENCHMARK FUNDS (EQUITY INDEX PORTFOLIO) AVERAGE
-----------------------------------------------------------------------
ANNUAL TOTAL RETURN
-------------------
Period January 11, 1993 (Inception) to November 30, 1993
--------------------------------------------------------

     Formula:  T    =   (ERV/P) 1/n - 1

     Where:    P    =   a hypothetical initial investment of $1,000 made on
                        January 11, 1993 (commencement date)
               T    =   Average annual total return
               n    =   Number of years
               ERV  =   Ending Redeemable Value of a hypothetical $1,000
                        payment made at the beginning of the period

     For the period ending November 30, 1993, these variables were as follows for the Equity Index Portfolio:

                             P               =   $1,000.00

                             n     =   324   =    0.887671
                                       ---
                                       365

                             ERV             =   $1,100.85

     AVERAGE ANNUAL TOTAL RETURN             =       11.43%
                                                 =========

EXHIBIT 16 (c) FOR THE BENCHMARK FUNDS (EQUITY INDEX PORTFOLIO)
---------------------------------------------------------------
AGGREGATE OF TOTAL RETURN
-------------------------
Period January 11, 1993 (Inception) to November 30, 1993
--------------------------------------------------------

     Formula:  T    =   (ERV/P) - 1

     Where:    P    =   a hypothetical initial investment of $1,000 made on
                        January 11, 1993 (commencement date)
               T    =   Average annual total return
               ERV  =   Ending Redeemable Value of a hypothetical $1,000
                        payment made at the beginning of the period

     For the period ending November 30, 1993, these variables were as follows for the Equity Index Portfolio:

                             P               =   $1,000.00

                             ERV             =   $1,100.85

     AGGREGATE TOTAL RETURN                  =       10.09%
                                                 =========

EXHIBIT 16 (b) FOR THE BENCHMARK FUNDS (DIVERSIFIED GROWTH PORTFOLIO)
---------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
---------------------------
Period January 11, 1993 (Inception) to November 30, 1993
--------------------------------------------------------

     Formula:  T    =   (ERV/P) 1/n - 1

     Where:    P    =   a hypothetical initial investment of $1,000 made on
                        January 11, 1993 (commencement date)
               T    =   Average annual total return
               n    =   Number of years
               ERV  =   Ending Redeemable Value of a hypothetical $1,000
                        payment made at the beginning of the period

     For the period ending November 30, 1993, these variables were as follows for the Diversified Growth Portfolio:

                             P               =   $1,000.00

                             n     =   324   =    0.887671
                                       ---
                                       365

                             ERV             =   $1,073.88

     AVERAGE ANNUAL TOTAL RETURN             =        8.36%
                                                 =========

EXHIBIT 16 (b) FOR THE BENCHMARK FUNDS (DIVERSIFIED GROWTH PORTFOLIO)
---------------------------------------------------------------------
AGGREGATE OF TOTAL RETURN
-------------------------
Period January 11, 1993 (Inception) to November 30, 1993
--------------------------------------------------------

     Formula:  T    =   (ERV/P) - 1

     Where:    P    =   a hypothetical initial investment of $1,000 made on
                        January 11, 1993 (commencement date)
               T    =   Average annual total return
               ERV  =   Ending Redeemable Value of a hypothetical $1,000
                        payment made at the beginning of the period

     For the period ending November 30, 1993, these variables were as follows for the Diversified Growth Portfolio:

                             P               =   $1,000.00

                             ERV             =   $1,073.88

     AGGREGATE TOTAL RETURN                  =        7.39%
                                                 =========

EXHIBIT 16 (a) FOR THE BENCHMARK FUNDS (BALANCED PORTFOLIO) AVERAGE
-------------------------------------------------------------------
ANNUAL TOTAL RETURN
-------------------
Period January 11, 1993 (Inception) to November 30, 1993
--------------------------------------------------------

     Formula:  T    =   (ERV/P) 1/n - 1

     Where:    P    =   a hypothetical initial investment of $1,000 made on
                        July 1, 1993 (commencement date)
               T    =   Average annual total return
               n    =   Number of years
               ERV  =   Ending Redeemable Value of a hypothetical $1,000
                        payment made at the beginning of the period

     For the period ending November 30, 1993, these variables were as follows for the Balanced Portfolio:

                             P               =   $1,000.00

                             n     =   153   =    0.419178
                                       ---
                                       365

                             ERV             =   $1,031.20

     AVERAGE ANNUAL TOTAL RETURN             =        7.61%
                                                 =========

EXHIBIT 16 (a) FOR THE BENCHMARK FUNDS (BALANCED PORTFOLIO) AGGREGATE
---------------------------------------------------------------------
TOTAL RETURN
------------
Period July 1, 1993 (Inception) to November 30, 1993
----------------------------------------------------

     Formula:  T    =   (ERV/P) - 1

     Where:    P    =   a hypothetical initial investment of $1,000 made on
                        July 1, 1993 (commencement date)
               T    =   Aggregate total return
               ERV  =   Ending Redeemable Value of a hypothetical $1,000
                        payment made at the beginning of the period

     For the period ending November 30, 1993, these variables were as follows for the Balanced Portfolio:

                             P               =   $1,000.00

                             ERV             =   $1,031.20

     AGGREGATE TOTAL RETURN                  =        3.12%
                                                 =========